                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                         DUTY FREE INTERNATIONAL, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED JULY 9, 1997
                                       BY
                          W&G ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF
                                    BAA PLC

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON AUGUST 5, 1997 UNLESS THE OFFER IS EXTENDED

                        THE DEPOSITARY FOR THE OFFER IS:
                       IBJ SCHRODER BANK & TRUST COMPANY

          BY MAIL:              BY FACSIMILE TRANSMISSION:     BY HAND/OVERNIGHT COURIER:
  IBJ Schroder Bank & Trust
                                      (212) 858-2611
           Company                                              IBJ Schroder Bank & Trust
         P.O. Box 84                                                     Company
    Bowling Green Station                                           One State Street
New York, New York 10274-0084                                   New York, New York 10004
    Attn: Reorganization                                       Attn: Securities Processing
         Operations                                           Window, Subcellar One, (SC1)
         Department

                              TO CONFIRM FACSIMILE
                              TRANSMISSIONS CALL:
                                 (212) 858-2103

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)

                              DESCRIPTION OF SHARES TENDERED

                        SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                          (ATTACH ADDITIONAL LIST, IF NECESSARY)
                                          SHARES
            SHARE                        EVIDENCED
         CERTIFICATE                     BY SHARE                        SHARES
         NUMBER(S)*                   CERTIFICATE(S)*                  TENDERED**
Total Shares.................
 *  Need not be completed by Book-Entry Shareholders.
 ** Unless otherwise indicated, all Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

    This Letter of Transmittal is to be completed by stockholders either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase dated July 9, 1997 (the "Offer to Purchase")) is utilized, if tenders of Shares are to be made by book-entry transfer to an account maintained by IBJ Schroder Bank & Trust Company (the "Depositary") at (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

    Any stockholders who desire to tender Shares and whose certificates representing such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis may tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    / / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:

    Check Box of Book-Entry Transfer Facility:

        / / DTC

        / / PDTC

Account Number:                               Transaction Code Number:

    / / CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
        GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

    Name(s) of Registered Holder(s):

    Window Ticket Number (if any):

    Date of Execution of Notice of Guaranteed Delivery:

    Name of Institution which Guaranteed Delivery:

    If delivered by Book-Entry Transfer, check box of applicable Book-Entry Transfer Facility:

        / / DTC

        / / PDTC

Account Number:                               Transaction Code Number:

Ladies and Gentlemen:

    The undersigned hereby tenders to W&G Acquisition Corporation, a Maryland corporation (the "Purchaser") and a wholly owned subsidiary of BAA plc, a corporation organized under the laws of England (the "Parent"), the above described shares of Common Stock, par value $.01 per share (the "Shares"), of Duty Free International, Inc., a Maryland corporation (the "Company"), at a price of $24 per Share net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 9, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

    Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends on the Shares (other than regular quarterly cash dividends on the Shares not in excess of $.06 per share) or any distribution (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the tendered Shares that is declared, paid or issued by the Company on or after July 2, 1997, and is payable or distributable to stockholders of record on a date prior to the transfer into the name of the Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer (collectively, a "Distribution"), and constitutes and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any Distributions), or transfer ownership of such Shares (and any Distributions), on the account books maintained by the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and any Distributions) for transfer on the books of the Company and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions set forth in the Offer.

    The undersigned hereby irrevocably appoints Brian Collie and Robert Herga, and each of them, or any other designees of the Purchaser, as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or action (and any Distributions) which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares (and any Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that the Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders then scheduled.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that when such Shares are accepted for payment and paid for by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto (and to any Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all other Distributions issued to the undersigned on or after July 2, 1997 in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price, or deduct from the purchase price of Shares tendered hereby, the amount or value thereof, as determined by the Purchaser in its sole discretion.

    All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as otherwise provided in the Offer to Purchase, tenders of Shares made pursuant to the Offer are irrevocable.

    The Purchaser's acceptance of validly tendered Shares will constitute a binding agreement between the undersigned and the Purchaser with respect to such Shares upon the terms and subject to the conditions set forth in the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any Share Certificates evidencing Shares not tendered or not purchased in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that either of the "Special Delivery Instructions" or the "Special Payment Instructions" boxes are completed, please issue the check for the purchase price of all Shares purchased and/or return any Share Certificates evidencing Shares not tendered or not purchased in the name(s) of, and deliver said check and/or return certificates to, the person(s) so indicated. Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained by the undersigned at the Book-Entry Facility indicated above with respect to any Shares not purchased. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of such Shares.

/ / CHECK HERE IF ANY OF THE CERTIFICATES EVIDENCING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of Shares represented by the lost or destroyed certificates:
------------------------

   SPECIAL PAYMENT INSTRUCTIONS         SPECIAL DELIVERY INSTRUCTIONS
 (SEE INSTRUCTIONS 1, 5, 6 AND 7)     (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Share        To be completed ONLY if Share
Certificates not tendered or not     Certificates not tendered or not
purchased and/or the check for the   purchased and/or the check for the
purchase price of Shares purchased   purchase price of Shares purchased
are to be issued in the name of      are to be sent to someone other
someone other than the               than the undersigned, or to the
under-signed, or if Shares           undersigned, at an address other
delivered by book-entry transfer     than that shown under "Description
that are not purchased are to be     of Shares Tendered."
returned by credit to an account
maintained at a Book-Entry Transfer
Facility, other than to the account
indicated above.

Issue check and/or Share             Mail check and/or Share
Certificates to:                     Certificates to:
               Name:                 Name:
      (PLEASE TYPE OR PRINT)         (PLEASE TYPE OR PRINT)
             Address:                Address:
        (INCLUDE ZIP CODE)           (INCLUDE ZIP CODE)
(TAXPAYER IDENTIFICATION OR SOCIAL   (TAXPAYER IDENTIFICATION OR SOCIAL
           SECURITY NO.)             SECURITY NO.)
(ALSO COMPLETE SUBSTITUTE FORM W-9)

Credit unpurchased Shares delivered
by book-entry transfer to the
Book-Entry Transfer Facility
account set forth below:
              / /          / /
            (check one)

-----------------------------------
     (DTC/PDTC ACCOUNT NUMBER)

                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
                     (PLEASE COMPLETE SUBSTITUTE FORM W-9)
 ______________________________________________________________________________
 ______________________________________________________________________________

                         SIGNATURE(S) OF STOCKHOLDER(S)
 DATED: ______________ , 1997

 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity for the registered holder(s), please provide the necessary information. See Instruction 5 hereof.)
 Name(s): _____________________________________________________________________

                                 (Please Print)
 Capacity (Full Title): _______________________________________________________
 Address: _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________

                                   (Include Zip Code)
 Area Code and Telephone Number: ______________________________________________
 Tax Identification or Social Security No.: ___________________________________

                                           (Complete Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                 (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5 HEREOF)
 Authorized Signature: ________________________________________________________
 Name: ________________________________________________________________________

                                 (Please Print)
 Name of Firm: ________________________________________________________________
 Address: _____________________________________________________________________
          _____________________________________________________________________
          _____________________________________________________________________

                                   (Include Zip Code)
 Area Code and Telephone Number: ______________________________________________
 Dated: ______________, 1997

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (each, an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered hereby, and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Any stockholder who desires to tender Shares and whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates or a Book-Entry Confirmation representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer of Shares, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each such delivery.

    THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

    4. PARTIAL TENDERS (not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or a Share Certificate for Shares not accepted for payment or not tendered is to be returned, to a person other than the registered holder(s), in which case, the Share Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates, with the signature on such certificate or stock power guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity for the registered holder(s), such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of and/or certificates for unpurchased Shares are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to the signer of this Letter of Transmittal but at an address other than that shown under "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal should be completed. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.

    9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should check the box in Part III of the Substitute Form W-9 and sign and date both the Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification." If the box in Part III for "Awaiting TIN" is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

    10. WAIVER OF CONDITIONS. Subject to the terms of the Offer, Purchaser reserves the right to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. In certain cases it may not be possible to complete the procedures for replacing lost or destroyed certificates prior to the Expiration Date.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under current federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his social security number. If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the stockholder should so indicate on the Substitute Form W-9. See Instruction 9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to the stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding at a 31% rate.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholdings and reporting requirements and should indicate their status by writing "exempt" across the face of, and by signing and dating, the Substitute Form 9-W. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements can be obtained from the Depositary. See the enclosed Guidelines for Certificates of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup federal income tax withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, a stockholder must provide the Depositary with his correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the stockholder is awaiting a TIN) and that (1) the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the Social Security Number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY

SUBSTITUTE FORM W-9            PART I--PLEASE PROVIDE YOUR      PART III--SOCIAL SECURITY
DEPARTMENT OF THE              TIN IN THE BOX AT RIGHT AND    NUMBER OR EMPLOYEE ID NUMBER
TREASURY                       CERTIFY BY SIGNING AND DAT-    -----------------------------
INTERNAL REVENUE               ING BELOW                         (IF AWAITING TIN WRITE
SERVICE                                                              "APPLIED FOR")
PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER ("TIN")
                               PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING, SEE THE
                               ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFI-
                               CATION NUMBER ON SUBSTITUTE FORM W-9 AND COMPLETE AS
                               INSTRUCTED THEREIN.
CERTIFICATIONS--Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS")
     that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines.)
SIGNATURE --------------------------------------------------  DATE ------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE BOX IN PART III OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide the Depositary a Taxpayer Identification Number within sixty (60) days.

Signature:
----------------------------------------  Date:
---------------------

    Questions and requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                      THE DEALER MANAGER FOR THE OFFER IS:

                                     [LOGO]

                               660 Madison Avenue
                            New York, New York 10021
                                 (212) 418-4209
                                 (call collect)

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885